TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

Transamerica Multi-Cap Growth

The Board of Trustees has approved a reorganization pursuant to which the assets of Transamerica Multi-Cap Growth (the “Target Fund”), a series of Transamerica Funds, would be acquired, and its liabilities would be assumed, by Transamerica US Growth (the “Acquiring Fund”), a series of Transamerica Funds, in exchange for shares of the Acquiring Fund. The Target Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to the Target Fund shareholders. Under the reorganization, Target Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Target Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Fund shareholders as a result of the reorganization.

The reorganization does not require shareholder approval, but is subject to the satisfaction of certain closing conditions. An information statement describing the reorganization will be mailed to Target Fund shareholders in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is expected to occur on or about August 2, 2019. Effective on or about July 24, 2019, Transamerica Multi-Cap Growth will be closed to new and/or additional investments.

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Investors Should Retain this Supplement for Future Reference

May 15, 2019